Overtech Corp.

Pro-forma Financial Statements

 (unaudited – prepared by management)

(stated in US Dollars)

Overtech Corp.
Pro-forma Balance Sheet
(Expressed in US dollars)
(unaudited – prepared by management)

	Overtech	Beatmungspflege 24 GmbH*	Pro-forma Adjustments		Overtech Corp. Pro-forma
	31-Oct-14	30-Sep-14
ASSETS
Current assets
Cash	$-	$14,830	$(100)	(a)	$14,730
Other assets	-	826,215	-		826,215
Total current assets	-	841,045	(100)		840,945
Non-current assets
Land, property rights and buildings	-	109,539	-		109,539
Other equipment, furniture and fixtures	-	130,564	-		130,564
Intangible assets	-	4	-		4
Total non-current assets	-	240,107	-		240,107
Total assets	$-	$1,081,152	$(100)		$1,081,052

LIABILITIES
Current Liabilities
Accounts payables	$62,767	$355,532	$-		$418,299
Accrued liabilities	-	70,085	-		70,085
Other liabilities	-	200,435	-		200,435
Provisions	-	145,969	-		145,969
Provisions for taxes	-	33,618	-		33,618
	62,767	805,639	-		868,406
Long term financial liabilities	-	138,908	-		138,908
Total liabilities	62,767	944,547	-		1,007,314

STOCKHOLDERS’ EQUITY
Common shares	70,560	65,666	(65,666)	(b)	72,560
			2,000	(d)
Additional paid-in capital	(39,760)	-	39,660	(b)	1,631,665
			100	(a)
			(26,335)	(c)
			1,658,000	(d)
Accumulated deficit	(93,567)	61,479	(1,607,859)	(c)	(1,639,947)
Accumulated Other Comprehensive Income	-	9,460	-		9,460
Total Stockholders’ Deficit	(62,767)	136,605	(100)		73,738
Total liabilities and stockholders equity	$-	$1,081,152	$(100)		$1,081,052

* Assets and liabilities are translated to the US dollar from the Euro using the spot rate at September 30, 2014 and equity transactions are translated at the rate in effect on the transaction date with any gains or losses from the translation recognized in accumulated other comprehensive income.

See accompanying notes to the pro-forma financial statements

Overtech Corp.
Pro-forma statement of operations - Nine months ended September 30, 2014
(Expressed in US dollars)
(unaudited – prepared by management)

	Das Pflegeland	Premium-Pflegedienst Pflegeland	Beatmungspflege 24 GmbH	Pro-forma adjustments	Pro-forma Operations
	(6 months ended June 30, 2014)	(6 months ended June 30, 2014)	(9 months ended September 30, 2014)

Revenue
Revenue	$2,171,867	$924,523	$1,018,257	$-	$4,114,647
Other operating income	32,178	7,916	4,439	-	44,533
Total revenue	2,204,045	932,439	1,022,696	-	4,159,180
Personnel expenses	(1,229,388)	(387,425)	(118)	-	(1,616,931)
Gross margin	974,657	545,014	1,022,578	-	2,542,249

Expenses
Cost of purchased services	336,063	81,497	721,842	-	1,139,402
Amortization	9,616	3,901	17,630	-	31,147
Other operating expenses	233,524	58,650	192,498	-	484,672

Earnings before other items	(579,203)	(144,048)	(931,970)	-	(1,655,221)

Income taxes	-	-	(29,138)	-	(29,138)
Interest and similar income	125	5	9	-	139
Interest expenses	(16,497)	(374)	(1)	-	(16,872)

Net income (loss)	$379,082	$400,597	$61,478	$-	$841,157

*The statement of operations were converted to US dollars using the average rate for the period.

See accompanying notes to the pro-forma financial statement

Overtech Corp.
Pro-forma statement of operations - Year ended December 31, 2014
(Expressed in US dollars)
(unaudited – prepared by management)

	Das Pflegeland	Premium-Pflegedienst Pflegeland	Pro-forma adjustments	Pro-forma Operations
	(Year ended December 31, 2013 )	(Year ended December 31, 2013 )

Revenue
Revenue	$2,791,296	$1,482,751	$-	$4,114,647
Other operating income	44,252	30,374	-	44,533
Total revenue	2,835,548	1,513,125	-	4,159,180
Personnel expenses	(1,427,319)	(621,371)	-	(1,616,931)
Gross margin	1,408,229	891,754	-	2,542,249

Expenses
Cost of purchased services	279,617	37,120	-	1,139,402
Advertising and promotion	-	-	-	341
Consulting fees	-	-	-	4,972
Amortization	14,723	5,979	-	31,147
General and administrative expenses	-	-	-	6,976
Other operating expenses	303,442	106,659	-	484,672
Professional fees	-	-	-	28,955
Registration and filing fees	-	-	-	20,824

Earnings before other items	(597,782)	(149,758)	-	(1,717,289)

Interest and similar income	342	11	-	353
Interest expenses	(43,402)	(2,287)	-	(45,689)
Net income	$767,387	$739,720	$-	$779,624

Overtech Corp.
Notes to the pro-forma financial statements
(Expressed in US dollars)
(unaudited – prepared by management)

1.	Basis of Presentation

On July 1, 2014, the sole proprietorships Das Pflegeland and Premium-Pflegedienst Pflegeland were combined into Beatmungspflege 24 GmbH (“Beatmungspflege”).

On November 12, 2014, Overtech Corp.’s (“Overtech”) wholly-owned subsidiary, Medicus Homecare Inc. (“Merger Sub”), Dr. Orhan Karahodza (“Vendor”) and Beatmungspflege executed an agreement and deed of transfer (the “Acquisition Agreement”), pursuant to which the Merger Sub paid $100 for all of the outstanding common shares of Beatmungspflege to the shareholders of Beatmungspflege. Subsequent to the closing of the Acquisition Agreement, the Merger Sub will merge with Overtech and Beatmungspflege will become a wholly owned subsidiary of Overtech (the “Merger”). Concurrent to the acquisition of Beatmungspflege, a major shareholder of Overtech transferred 40,800,000 shares to the Vendor. Upon completion of the Merger, the officers and directors of Beatmungspflege will become the officers and directors of Overtech and Overtech will adopt the business plan of Beatmungspflege. Beatmungspflege is the accounting acquirer (legal acquiree) and Overtech is the accounting acquiree (legal acquirer).

The former shareholder and management of Beatmungspflege will own approximately 58% of the total issued and outstanding common shares of Overtech, resulting in a reverse takeover/recapitalization under US Generally Accepted Accounting Principles (“US GAAP”).

This pro-forma balance sheet has been derived from combining the audited balance sheet of Overtech as at July 31, 2014 and unaudited Beatmungspflege balance sheet as at September 30, 2014, and gives effect to the proposed Merger and other relevant information.

The pro-forma statement of operations for the nine month period ended September 30, 2014 has been derived from combining the audited statements of operations of Overtech for the year ended July 31, 2014, the unaudited statement of operations of Das Pflegeland for the six month period ended June 30, 2014, the unaudited statement of operations of Premium-Pflegedienst Pflegeland for the six month period ended June 30, 2014, and the unaudited statement of operations for Beatmungspflege for the nine month period ended September 30, 2014, and gives effect to the proposed Merger and other relevant information. In the opinion of management, the pro-forma statement of operations for the nine months ended September 30, 2014 includes all the adjustments necessary for fair presentation, inclusive of the effect of the assumptions stated in Note 3.

Overtech Corp.
Notes to the pro-forma financial statements
(Expressed in US dollars)
(unaudited – prepared by management)

The pro-forma balance sheet has been prepared as if the Merger took place on September 30, 2014, the pro forma statement of operations has been prepared as if the Merger took place on January 1, 2014 and the adjustments disclosed in Note 3 had occurred on September 30, 2014. In the opinion of management, the pro-forma balance sheet includes all the adjustments necessary for fair presentation, inclusive of the effect of the assumptions stated in Note 3.

The pro-forma financial statements are not necessarily reflective of the financial position and results of operations that would have resulted if the events noted herein had occurred on the specified dates, but rather reflect the pro-forma presentation of specific transactions currently proposed. Further, the pro-forma financial statements are not necessarily indicative of the financial position and results of operations that may exist in the future. The pro-forma statements should be read in conjunction with Overtech’s and Beatmungspflege’s audited and unaudited consolidated financial statements.

2.	Plan of merger with Beatmungspflege

The purchase price allocation of the acquisition is based on the fair value of the net assets acquired which is charged to additional paid-in capital (“APIC”).

The fair value of assets acquired and liabilities assumed are as follows:

$
Cash	14,830
Other current assets	826,215
Land, property rights and buildings	109,539
Equipment, furniture and fixtures	130,546
Intangible asset	4
Accounts payable and accrued liabilities	(425,617)
Other current liabilities	(200,434)
Provisions	(149,969)
Provisions for taxes	(33,618)
Long term financial liabilities	(138,908)

132,588

3.	Pro-forma Adjustments

The pro-forma statements give effect to the following transactions as if they had occurred at September 30, 2014:

(a)	To record the $100 paid to shareholders of Beatmungspflege.
(b)	To eliminate the share capital of Beatmungspflege.
(c)	To eliminate the accumulated deficit of Overtech and to record the re-capitalization upon the acquisition of Beatmungspflege.
(d)	To record 2,000,000 shares of Overtech’s common stock issued as finders’ fees on the acquisition of Beatmungspflege.